UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 6, 2007

                                 SUPERVALU INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-5418                    41-0617000
   (State or other                 (Commission                 (IRS Employer
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    jurisdiction                   File Number)             Identification No.)
  of incorporation)


           11840 Valley View Road
           Eden Prairie, Minnesota                    55344
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    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
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         On June 6, 2007, in Jonathan Johnson v. SUPERVALU INC. and Richfoods,
Inc., a jury in the Circuit Court for the City of Richmond (Civil Case No.:
L5784-4) found for Mr. Johnson, a former owner of a 5-store retail chain in Richmond, Virginia that closed in 2004. In the action against SUPERVALU INC. (the "Company"), Mr. Johnson claimed that the Company did not support his supermarket stores. The jury awarded $500,000 for intentional infliction of emotional distress and $15.5 million for negligent misrepresentation. Previously, the Company prevailed in an arbitration action against Mr. Johnson's company, Market Place Holdings ("MPH"), and obtained a $3.7 million judgment against MPH for unpaid notes and accounts receivable.

         The Company believes that Mr. Johnson's claims lack merit from both a factual and a legal standpoint. The Company intends to file post-trial motions for a new trial. If these motions are denied, the Company will seek an appeal with the Supreme Court of Virginia. The Company does not believe that the outcome of this litigation will be material to its results of operations or financial condition.

         The Company's press statement discussing the verdict is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
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      (d). Exhibits.

         Exhibit           Description of Exhibits
         -------           -----------------------

         99.1 Press Statement released by SUPERVALU INC. dated June 6, 2007, relating to the Verdict in the Johnson
                           v. SUPERVALU Trial


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SUPERVALU INC.
                                                 -------------------------------
                                                          (Registrant)

Date:  June 8, 2007


                                        By:  /s/ Burt M. Fealing
                                             -----------------------------------
                                             Burt M. Fealing
                                             Vice President, Corporate Secretary
                                               and Chief Securities Counsel
                                             (Authorized Officer of Registrant)